LIBERTY ALL-STAR® EQUITY FUND

3rd Quarter | September 30, 2017

USA

LIBERTY ALL-STAR® EQUITY FUND
Periods Ended September 30, 2017 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$6.65
Market Price	$6.03
Discount	-9.3%

	Quarter	Year-to-Date
Distributions*	$0.13	$0.39
Market Price Trading Range	$5.53 to $6.06	$5.17 to $6.06
Premium/(Discount) Range	-9.0% to -13.1%	-9.0% to -15.3%

Performance
Shares Valued at NAV with Dividends Reinvested	4.35%	16.25%
Shares Valued at Market Price with Dividends Reinvested	9.00%	25.23%
Dow Jones Industrial Average	5.58%	15.45%
Lipper Large-Cap Core Mutual Fund Average	4.33%	13.49%
NASDAQ Composite Index	6.06%	21.67%
S&P 500®Index	4.48%	14.24%

*
Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2017.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2017

In a placid environment  in which almost nothing seemed capable of unsettling  investors, stocks continued their steady advance during the third quarter. On the final trading day of the period, the S&P 500® Index and the NASDAQ Composite Index reached new record highs, while the widely‐followed Dow Jones Industrial Average (DJIA) ended the period only 7‐plus points below its all‐time closing high of 22,419.59 on September 20.

An almost complete absence of volatility characterized the quarter, as the average daily move, up or down, of the S&P 500 during the period was 0.3 percent, the lowest since 1968, according to The Wall Street Journal. The S&P 500 and the DJIA have now gained ground for eight consecutive quarters.

For the quarter, the S&P 500 returned 4.48 percent; the DJIA returned 5.58 percent; and the NASDAQ Composite gained 6.06 percent. For the first nine months of 2017, these indices’ respective gains are 14.24 percent, 15.45 percent and 21.67 percent.

Solid corporate earnings and good economic data served as the foundation for the third quarter’s positive results. Corporations as diverse as Caterpillar, McDonald’s, Facebook and Boeing reported strong second quarter earnings; overall, earnings for S&P 500 companies rose over 10 percent year over year for the second quarter, above the expectations of most analysts. Employment data continued to show steady gains, with employers adding 210,000 jobs in June (reported in July) and 138,000 jobs in July. August’s addition of 169,000 jobs was in line with expectations while the unemployment rate was at 4.4 percent. In September, the Commerce Department reported that U.S. GDP grew at a rate of 3.1 percent in the second quarter (revising the 2.6 percent originally reported in July and a revised 3.0 percent reported in August); this represented a marked increase over the first quarter’s 1.2 percent rate. Favorable news also emerged from the Federal Reserve’s July policy‐making meeting; the Fed made no change in short‐term rates and announced that it would gradually wind down its $4 trillion‐plus portfolio of assets, accumulated in the wake of the financial crisis. As the quarter closed, President Trump announced a sweeping tax reform package proposing changes that will bear watching over the near‐term, especially the potential reduction in the top corporate tax rate to 20 percent from the current 35 percent.

Negative news was scarce during the quarter, and what there was came mostly as a result of geopolitical tensions. In particular, North Korea’s missile and nuclear bomb testing set off heated verbal exchanges between President Trump and Kim Jung Un, North Korea’s supreme leader. On August 10, the S&P 500 dropped 1.41 percent—the first time in 58 sessions it had moved more than 1 percent up or down—with its decline largely attributed to escalating U.S.–North Korea tensions. An active hurricane season caused extreme personal hardships but did little to upset equity markets. While hurricane Irma was devastating parts of the Caribbean and inflicting damage on Florida—and hurricanes Jose and Maria brewed in the Atlantic—the DJIA logged its best weekly advance of 2017, rising 2.2 percent during the week of September 11. September employment (reported in early October after the quarter closed) was negatively impacted by the storms, with the Labor Department reporting a loss of 33,000 net jobs, the first monthly decline in seven years. Job losses were attributed to hurricanes Harvey and Irma, which temporarily closed thousands of businesses and shut down the travel/tourism and hospitality industry in key markets in the Southeast.

Third Quarter Report (Unaudited) | September 30, 2017	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Liberty All‐Star® Equity Fund
Liberty All‐Star® Equity Fund generally performed in line with major market indices for the third quarter and ahead of most of them for the first nine months of 2017. For the quarter, the Fund returned 4.35 percent with shares valued at net asset value (NAV) with dividends reinvested and 9.00 percent with shares valued at market price with dividends reinvested. For the nine months year to date, the Fund returned 16.25 percent with shares valued at NAV with dividends reinvested and 25.23 percent with shares valued at market price with dividends reinvested. By comparison, the Lipper Large‐Cap Core Mutual Fund Average returned 4.33 percent for the quarter and 13.49 percent for the nine months. The Fund’s performance year  to date  ranks it in the top 10 percent of funds in the Lipper Large‐Cap Core universe.

Fund shares valued at market price were helped in the third quarter by a continuing narrowing of the discount at which Fund shares trade relative to NAV; during the period, Fund shares traded in a discount range of ‐9.0 percent to ‐13.1 percent relative to their underlying NAV. This compares to a wider range of ‐13.1 percent to ‐15.3 percent in the second quarter.

Turning to Fund news, the Board of Trustees announced a 25 percent increase in the annual distribution rate, raising it from approximately 8 percent of NAV to approximately 10 percent of NAV. The increase will be effective with the Fund’s fourth quarter distribution, which will be declared on November 6, 2017. The Board indicated that the increase in the distribution rate may enhance long‐term shareholder value by providing a method of distributing the Fund’s assets at NAV while increasing liquidity and reducing the discount at which Fund shares trade relative to their underlying NAV.

In additional Fund news, shareholders overwhelmingly defeated a shareholder proposal at the Annual Meeting of Shareholders. About two‐thirds of the votes cast, either for or against the proposal, were in favor of the Board of Trustees recommendation, which opposed the proposal on the basis that it was not in the best long‐term interests of shareholders. This position was supported by a leading independent proxy advisory firm, Institutional Shareholder Services (ISS).

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.13 per share in the third quarter. The Fund's distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $26.04 per share for a total of more than $2.7 billion since 1987 (the Fund's first full calendar year of operations). As noted, the distribution rate will increase by 25 percent to 10 percent of NAV, effective with the fourth quarter 2017 distribution. We continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

The Fund continued to perform well in the third quarter, and investors benefited from strong market price performance for both the quarter and the first nine months of the year; indeed, for the latter period, the Fund’s return based on share price exceeds that of the S&P 500, the DJIA and the NASDAQ Composite by a range of 3.6 percent to 11.0 percent. We are hopeful that the positive environment for stocks will continue through the fourth quarter, setting the stage for the Fund to close out a highly rewarding 2017. As always, we will remain vigilant and be guided in our decisions by the Fund’s long‐term objectives, philosophy and strategy.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All‐Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2017 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Third Quarter Report (Unaudited) | September 30, 2017	3

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

September 30, 2017 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015	0.51
2016	0.48
2017[3]
1st Quarter	0.13
2nd Quarter	0.13
3rd Quarter	0.13
Total	$24.86

[1]
The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]
Effective September 18, 2017 the Fund’s distribution policy increased from an annual rate of approximately 8 percent (2 percent quarterly) of net asset value to approximately 10 percent (2.5 percent quarterly) of net asset value.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long‐term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099‐DIV forms after the end of the year. If the Fund’s ordinary dividends and long‐term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

September 30, 2017 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED  IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves  as  a  useful  tool  for  understanding  the  value  of  a  multi‐managed  portfolio.  The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2017 (Unaudited)

	Investment Style Spectrum

	PZENA	MACQUARIE	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	40	33	42	29	33	151*	505
Percent of Holdings in Top 10	36%	32%	33%	40%	51%	17%	19%
Weighted Average Market
Capitalization (billions)	$96	$93	$93	$113	$146	$108	$176
Average Five‐Year Earnings
Per Share Growth	2%	8%	5%	14%	23%	10%	10%
Dividend Yield	2.2%	2.5%	1.8%	0.9%	0.6%	1.6%	2.0%
Price/Earnings Ratio**	16x	20x	24x	33x	37x	24x	22x
Price/Book Value Ratio	2.0x	2.7x	2.8x	6.1x	5.7x	3.3x	3.3x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Third Quarter Report (Unaudited) | September 30, 2017	5

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

September 30, 2017 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Alphabet, Inc., Class C	2.12%
Facebook, Inc., Class A	2.06
Visa, Inc., Class A	2.03
Salesforce.com, Inc.	1.80
Mondelez International, Inc., Class A	1.67
Adobe Systems, Inc.	1.59
Amazon.com, Inc.	1.51
The Priceline Group, Inc.	1.47
Halliburton Co.	1.39
Bank of America Corp.	1.33
Equinix, Inc.	1.28
State Street Corp.	1.28
Lowe's Companies, Inc.	1.28
Oracle Corp.	1.22
Chubb Ltd.	1.22
Starbucks Corp.	1.20
PayPal Holdings, Inc.	1.16
DowDuPont, Inc.	1.11
Celgene Corp.	1.03
American Tower Corp.	0.99
28.74%

Economic Sectors*	Percent of Net Assets
Information Technology	22.98%
Financials	17.23
Health Care	15.97
Consumer Discretionary	11.83
Energy	8.77
Consumer Staples	6.70
Industrials	5.73
Materials	3.29
Real Estate	2.83
Utilities	1.25
Telecommunication Services	1.19
Other Net Assets	2.23
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

 September 30, 2017 (Unaudited)

The following are the major ($5 million or more) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the third quarter of 2017.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/17
Purchases
Capital One Financial Corp.	69,000	147,440
Dollar Tree, Inc.	87,200	87,200
Halliburton Co.	157,970	384,770
The TJX Companies, Inc.	106,470	106,470
Ulta Beauty, Inc.	30,254	30,254
Wells Fargo & Co.	137,987	137,987

Sales
Intel Corp.	(163,066)	197,200
Kansas City Southern	(73,151)	0
The Kraft Heinz Co.	(80,400)	0
Regions Financial Corp.	(400,825)	0

Third Quarter Report (Unaudited) | September 30, 2017	7

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.77%)
CONSUMER DISCRETIONARY (11.83%)
Automobiles (0.59%)
Ford Motor Co.	631,580	$7,560,012

Hotels, Restaurants & Leisure (2.20%)
Chipotle Mexican Grill, Inc.(a)	24,602	7,573,234
Hilton Worldwide Holdings, Inc.	74,166	5,150,829
Starbucks Corp.	285,340	15,325,611
		28,049,674
Household Durables (0.52%)
Lennar Corp., Class A	125,000	6,600,000

Internet & Direct Marketing Retail (2.98%)
Amazon.com, Inc.(a)	20,022	19,248,150
The Priceline Group, Inc.(a)	10,253	18,771,397
		38,019,547
Media (1.09%)
The Interpublic Group of Cos., Inc.	128,075	2,662,679
News Corp., Class A	305,600	4,052,256
Omnicom Group, Inc.	97,893	7,250,935
		13,965,870
Multiline Retail (0.59%)
Dollar Tree, Inc.(a)	87,200	7,570,704

Specialty Retail (3.12%)
The Home Depot, Inc.	54,000	8,832,240
Lowe's Companies, Inc.	203,748	16,287,615
The TJX Companies, Inc.	106,470	7,850,033
Ulta Beauty, Inc.(a)	30,254	6,839,219
		39,809,107
Textiles, Apparel & Luxury Goods (0.74%)
NIKE, Inc., Class B	183,095	9,493,476

CONSUMER STAPLES (6.70%)
Beverages (0.90%)
The Coca‐Cola Co.	113,700	5,117,637
Monster Beverage Corp.(a)	115,700	6,392,425
		11,510,062
Food & Staples Retailing (2.72%)
Costco Wholesale Corp.	40,075	6,583,922
CVS Health Corp.	136,345	11,087,575
The Kroger Co.	200,600	4,024,036
Walgreens Boots Alliance, Inc.	83,100	6,416,982

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Wal‐Mart Stores, Inc.	84,200	$6,579,388
		34,691,903
Food Products (2.55%)
Archer‐Daniels‐Midland Co.	266,300	11,320,413
Mondelez International, Inc., Class A	523,678	21,292,748
		32,613,161
Personal Products (0.53%)
Unilever NV	114,000	6,730,560

ENERGY (8.77%)
Energy Equipment & Services (2.51%)
Core Laboratories NV(b)	68,945	6,804,872
Halliburton Co.	384,770	17,710,963
Schlumberger Ltd.	107,592	7,505,618
		32,021,453
Oil, Gas & Consumable Fuels (6.26%)
BP PLC(c)	126,501	4,861,433
Cenovus Energy, Inc.	580,200	5,813,604
Chevron Corp.	64,200	7,543,500
Concho Resources, Inc.(a)	27,204	3,583,311
ConocoPhillips	159,300	7,972,965
EQT Corp.	74,800	4,879,952
Exxon Mobil Corp.	61,486	5,040,622
Marathon Oil Corp.	612,010	8,298,856
Murphy Oil Corp.	143,075	3,800,072
Occidental Petroleum Corp.	116,500	7,480,465
Phillips 66	74,500	6,824,945
Pioneer Natural Resources Co.	28,600	4,219,644
Royal Dutch Shell PLC, Class A(c)	159,229	9,646,093
		79,965,462
FINANCIALS (17.23%)
Banks (6.16%)
Banco Bilbao Vizcaya Argentaria SA(b)(c)	810,000	7,225,200
Bank of America Corp.	672,041	17,029,519
BB&T Corp.	159,300	7,477,542
BOK Financial Corp.	44,400	3,955,152
Citigroup, Inc.	146,006	10,620,476
Cullen/Frost Bankers, Inc.	38,000	3,606,960
East West Bancorp, Inc.	20,225	1,209,051
First Republic Bank	31,302	3,269,807
JPMorgan Chase & Co.	130,783	12,491,084
Mitsubishi UFJ Financial Group, Inc.(b)(c)	650,000	4,186,000

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2017	9

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Banks (continued)
Wells Fargo & Co.	137,987	$7,609,983
		78,680,774
Capital Markets (5.58%)
Ameriprise Financial, Inc.	52,000	7,722,520
Bank of New York Mellon Corp.	140,000	7,422,800
The Charles Schwab Corp.	149,300	6,530,382
Franklin Resources, Inc.	168,889	7,517,249
The Goldman Sachs Group, Inc.	35,709	8,469,818
Morgan Stanley	174,645	8,412,650
S&P Global, Inc.	20,900	3,266,879
State Street Corp.	170,485	16,288,137
UBS Group AG	325,600	5,584,040
		71,214,475
Consumer Finance (0.98%)
Capital One Financial Corp.	147,440	12,482,270

Diversified Financial Services (0.64%)
Voya Financial, Inc.	205,650	8,203,379

Insurance (3.87%)
The Allstate Corp.	82,200	7,555,002
American International Group, Inc.	112,956	6,934,369
Axis Capital Holdings Ltd.	89,225	5,113,485
Brighthouse Financial, Inc.(a)	10,531	640,285
Chubb Ltd.	108,859	15,517,850
Marsh & Mclennan Cos., Inc.	90,900	7,618,329
MetLife, Inc.	115,850	6,018,407
		49,397,727
HEALTH CARE (15.97%)
Biotechnology (3.67%)
AbbVie, Inc.	92,000	8,175,120
Alexion Pharmaceuticals, Inc.(a)	39,600	5,555,484
Amgen, Inc.	31,500	5,873,175
BioMarin Pharmaceutical, Inc.(a)	62,873	5,851,590
Celgene Corp.(a)	89,821	13,097,698
Regeneron Pharmaceuticals, Inc.(a)	18,636	8,332,529
		46,885,596
Health Care Equipment & Supplies (2.50%)
Abbott Laboratories	140,200	7,481,072
Baxter International, Inc.	141,700	8,891,675
Danaher Corp.	82,000	7,033,960
Medtronic PLC	86,200	6,703,774

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
West Pharmaceutical Services, Inc.	18,400	$1,771,184
		31,881,665
Health Care Providers & Services (4.62%)
Acadia Healthcare Co., Inc.(a)(b)	226,293	10,807,754
Cardinal Health, Inc.	104,600	6,999,832
Cigna Corp.	29,625	5,538,097
Express Scripts Holding Co.(a)	190,404	12,056,381
McKesson Corp.	48,431	7,439,486
Quest Diagnostics, Inc.	71,900	6,732,716
UnitedHealth Group, Inc.	48,410	9,481,099
		59,055,365
Health Care Technology (0.75%)
Cerner Corp.(a)	133,617	9,529,564

Life Sciences Tools & Services (0.25%)
Illumina, Inc.(a)	16,395	3,265,884

Pharmaceuticals (4.18%)
Allergan PLC	22,334	4,577,353
Johnson & Johnson	54,900	7,137,549
Merck & Co., Inc.	113,300	7,254,599
Mylan NV(a)	271,736	8,524,359
Novartis AG(c)	68,000	5,837,800
Novo Nordisk AS(c)	185,081	8,911,650
Pfizer, Inc.	207,400	7,404,180
Zoetis, Inc.	58,100	3,704,456
		53,351,946
INDUSTRIALS (5.73%)
Aerospace & Defense (1.80%)
General Dynamics Corp.	38,000	7,812,040
Northrop Grumman Corp.	27,100	7,797,212
Raytheon Co.	39,800	7,425,884
		23,035,136
Commercial Services & Supplies (0.91%)
Waste Connections, Inc.	56,750	3,970,230
Waste Management, Inc.	97,200	7,607,844
		11,578,074
Machinery (1.70%)
Dover Corp.	92,275	8,433,012
Oshkosh Corp.	97,000	8,006,380
Parker-Hannifin Corp.	15,070	2,637,552
Stanley Black & Decker, Inc.	17,198	2,596,382
		21,673,326

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2017	11

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Professional Services (0.29%)
TransUnion(a)	78,500	$3,709,910

Road & Rail (0.67%)
J.B. Hunt Transport Services, Inc.	77,118	8,566,267

Trading Companies & Distributors (0.36%)
Fastenal Co.	101,600	4,630,928

INFORMATION TECHNOLOGY (22.98%)
Communications Equipment (0.59%)
Cisco Systems, Inc.	225,300	7,576,839

Internet Software & Services (4.18%)
Alphabet, Inc., Class C(a)	28,284	27,127,467
Facebook, Inc., Class A(a)	153,916	26,299,627
		53,427,094
IT Services (6.19%)
Alliance Data Systems Corp.	32,507	7,201,926
Automatic Data Processing, Inc.	53,161	5,811,560
Cognizant Technology Solutions Corp., Class A	123,305	8,944,545
FleetCor Technologies, Inc.(a)	67,119	10,388,008
Mastercard, Inc., Class A	42,100	5,944,520
PayPal Holdings, Inc.(a)	231,190	14,803,096
Visa, Inc., Class A	246,364	25,927,347
		79,021,002
Semiconductors & Semiconductor Equipment (1.26%)
Intel Corp.	197,200	7,509,376
Microchip Technology, Inc.	95,000	8,529,100
		16,038,476
Software (9.64%)
Adobe Systems, Inc.(a)	135,706	20,244,621
ANSYS, Inc.(a)	47,000	5,768,310
Autodesk, Inc.(a)	72,713	8,162,761
CA, Inc.	211,600	7,063,208
Micro Focus International PLC(a)(b)(c)	73,220	2,335,718
Microsoft Corp.	112,000	8,342,880
Oracle Corp.	322,100	15,573,535
Red Hat, Inc.(a)	77,181	8,556,286
Salesforce.com, Inc.(a)	246,217	23,001,592
SAP SE(b)(c)	71,204	7,807,519
ServiceNow, Inc.(a)	75,581	8,883,035
Splunk, Inc.(a)	111,629	7,415,514
		123,154,979

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (1.12%)
Hewlett Packard Enterprise Co.	533,187	$7,843,181
HP, Inc.	234,400	4,678,624
Seagate Technology PLC	53,050	1,759,668
		14,281,473
MATERIALS (3.29%)
Chemicals (2.74%)
Air Products & Chemicals, Inc.	23,800	3,599,036
DowDuPont, Inc.	205,631	14,235,834
Ecolab, Inc.	78,105	10,045,084
PPG Industries, Inc.	66,000	7,171,560
		35,051,514
Construction Materials (0.55%)
Martin Marietta Materials, Inc.	34,100	7,032,443

REAL ESTATE (2.83%)
Equity Real Estate Investment Trusts (2.83%)
American Tower Corp.	92,850	12,690,738
Equinix, Inc.	36,766	16,408,666
Equity Residential	106,800	7,041,324
		36,140,728
TELECOMMUNICATION SERVICES (1.19%)
Diversified Telecommunication Services (1.19%)
AT&T, Inc.	196,300	7,689,071
Verizon Communications, Inc.	153,000	7,571,970
		15,261,041
UTILITIES (1.25%)
Electric Utilities (0.55%)
Edison International	91,200	7,037,904

Gas Utilities (0.43%)
National Fuel Gas Co.	97,000	5,491,170

Independent Power and Renewable Electricity Producers (0.27%)
AES Corp.	307,000	3,383,140

TOTAL COMMON STOCKS
(COST OF $1,008,821,432)		1,248,641,080

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2017	13

Liberty All-Star® Equity Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (2.97%)
MONEY MARKET FUND (2.21%)
State Street Institutional U.S. Government Money Market Fund, 0.93%(d)
(COST OF $28,200,491)	28,200,491	$28,200,491

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.76%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.02%
(COST OF $9,681,113)	9,681,113	9,681,113

TOTAL SHORT TERM INVESTMENTS
(COST OF $37,881,604)		37,881,604

TOTAL INVESTMENTS (100.74%)
(COST OF $1,046,703,036)(e)		1,286,522,684

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.74%)		(9,463,792)

NET ASSETS (100.00%)		$1,277,058,892

NET ASSET VALUE PER SHARE
(192,004,410 SHARES OUTSTANDING)		$6.65

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $16,155,315.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2017.
(e)	Cost of investments for federal income tax purposes is $1,047,727,520.

Gross unrealized appreciation and depreciation at September 30, 2017 based on cost of  investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$281,509,563
Gross unrealized depreciation	(42,714,399)
Net unrealized appreciation	$238,795,164

See Notes to Schedule of Investments.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2017 (Unaudited)

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2017, the Fund held no securities that were fair valued.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Third Quarter Report (Unaudited) | September 30, 2017	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2017 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2017:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$16,155,315	$9,681,113	$6,726,675	$16,407,788

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2017 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –  Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –  Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –  Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,248,641,080	$–	$–	$1,248,641,080
Short Term Investment	28,200,491	–	–	28,200,491
Investments Purchased with Collateral from Securities Loaned	9,681,113	–	–	9,681,113
Total	$1,286,522,684	$–	$–	$1,286,522,684

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the nine months ended September 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Third Quarter Report (Unaudited) | September 30, 2017	17

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2017 (Unaudited)

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Shareholder Meeting Results
On August 24, 2017, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees and to consider a shareholder proposal. On June 12, 2017, the record date for the meeting, the Fund had outstanding 190,661,201 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal 1 – To elect two Trustees:

Nominee	For	Against/Withheld
Thomas W. Brock	143,884,004.146	26,818,202.466
George Gaspari	143,727,688.298	26,974,518.314

Proposal 3 – Shareholder proposal:

For	Against	Abstain	Broker Non-Votes
34,712,284.341	67,547,452.608	4,627,432.663	63,815,037.000

18	www.all-starfunds.com

Description of Lipper Benchmark
Liberty All-Star® Equity Fund	And Market Indices

September 30, 2017 (Unaudited)

Dow Jones Industrial Average
A price‐weighted measure of 30 U.S. blue‐chip companies.

Lipper Large‐Cap Core Mutual Fund Average
The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three‐year weighted basis) above Lipper’s U.S. domestic equity large‐cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Third Quarter Report (Unaudited) | September 30, 2017	19

ALL-STAR EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES

John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000820 5/31/18

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.